


ORIGINAL
Stryve
BEEF
BILTONG




15g PROTEIN
0g TOTAL SUGAR
VACADILLOS
CARNE SECA
Small Bites. Mucho Sabor. Vacadillos.


ORIGINAL
Stryve
BEEF
BILTONG

Stryve

Helping America Snack Better

INVESTOR PRESENTATION

January 2021


Stryve
BEEF
BILTONG

Executive Summary

Transaction Summary

Transaction Structure

- Andina Acquisition Corp. III ("Andina") has proposed to enter into a business combination with Stryve Foods, LLC. ("Stryve" or the "Company"), a healthy snacking platform
- Transaction is expected to close in Q2 2021
- Post-closing Company will retain the Stryve name
- Raised ~$53M of fully committed capital as part of the transaction

Valuation

- Transaction implies a pro forma enterprise value of $170M
  - 3.7x based on projected 2021F net revenue of $46M
  - 1.8x based on projected 2022F net revenue of $92M
- Existing Stryve shareholders will receive ~55% of the pro forma equity(1)

Capital Structure

- Transaction will be funded by a combination of Andina cash held in trust account, equity roll-over from existing Stryve ownership, and proceeds from the PIPE and convertible bridge note
- Transaction expected to result in ~$58M net proceeds to Stryve


16g PROTEIN
0g TOTAL SUGAR
ORIGINAL
Stryve
BEEF
BILTONG

(1) See slide 31 for key assumptions and additional details

Our Mission


Stryve
BEEF
BILTONG

Help Americans snack better and live happier, better lives

Today's Presenters



Jaxie Alt

Co-CEO and Chief Marketing Officer

Prior to joining Stryve, Jaxie spent 17+ years at Dr Pepper Snapple Group where she served as Co-Chief Marketing Officer managing $10b+ in retail sales and $300mm+ in marketing spend.

Prior Experience



Joe Oblas

Co-CEO and Co-Founder

Prior to co-founding Stryve, Joe founded and successfully exited ProSupps, one of the fastest growing sports nutrition brands. He also co-founded Juice Stop which grew to 150 stores in 22 states prior to exiting the business.

Prior Experience



Alex Hawkins

Chief Operating Officer

Prior to joining Stryve, Alex was an operationally focused Principal investor at Rosewood Private Investments, leading $400mm+ of transactions. He is a CFA Charterholder and previously spent time in asset management and process consulting.

Prior Experience

At a Glance

Market Opportunity

Aligned with Consumer Shift in Snacking Toward Better-for-You Products

$5B 2022F Meat Snacking

$110B 2022F Total Snacking

Financial Highlights

63% CAGR 2018A-2020A Gross Revenue

$51M 2021F Gross Revenue

>$500k Gross Revenue in First Month of DTC launch

47% 2021F Gross Margin

Loyal Customer Base

40% Repeat order rate on Amazon

150% 2020A Social Following Growth

4-5 Star reviews on most products

19% Of 2020 Stryve.com Sales Driven by E-mail Campaigns

Manufacturing Capabilities

Only USDA Full-Grant Certified Air-Dried Meat Manufacturing Facility

>$100M Revenues Achievable with Current Capacity

HIGH Barrier to Entry

Distribution

10+ Unique Sale Channels

>70,000 Total Distribution Points

24% Natural Food Channel ACV(1)

11% MULO(2) ACV(1)

Leadership

Multi-decade experience creating and managing multi-billion-dollar sales budgets

50+ Years Collective Experience in CPG

>$430M Collective TEV(3) of Founded Business'

Sources: Statista as of 1/13/2021, 52-week SPINs data as of 12/17/2020

(1) "All-Commodity Value"

(2) "Multi Outlet", includes Food/Grocery, Drug, Mass Merchandisers, Walmart, Club Stores, Dollar Stores, etc.

(3) Represents TEV at exit of business' founded by members of management (Dymatize $380M exit in 2013, the balance is comprised of smaller transactions)

Stryve's Winning Formula

Stryve Foods is an emerging healthy snacking platform focused on manufacturing and marketing highly differentiated healthy snacks that disrupt traditional snacking categories

1. Choose a snacking category in need of disruption driven by ***consumer insights*** in healthy eating
2. ***Build or buy innovative brands and products*** that solve that specific consumer need uniquely
3. ***Build omnichannel distribution*** across retail and e-commerce
4. Use ***metric focused marketing*** to build consumer trust and brand loyalty that drives strong consumer repeat and customer lifetime value
5. ***Vertically integrate*** the category to drive high margins, speed to market and private label capabilities




BRAND BUILDING
PROCESS



Growth Opportunities

- E-Commerce Explosion
- Retail Expansion & Penetration
- Incrementality to Category
- Private Label
- Platform Expansion

Platform Expansion Opportunity

Stryve will continue to expand by capitalizing on the strengths of its existing business, while staying true to its mission


OTHER SNACK CATEGORIES
SAVORY SNACKS
MEAT SNACKS
Stryve
VACADILLOS
KALAHARI BILTONG
Braaitime
TRAIL MIX
GRAINS
NUTS
SEEDS
DRIED FRUIT
DRIED VEGETABLES
COOKIES
BARS
CRACKERS
CHIPS

Platform Expansion Filters

- Large, fragmented category
- Category has several big CPG players
- White space for health-driven innovation
- Category has underdeveloped channels or target consumers
- Category is e-commerce friendly

Note: Representative categories Stryve may evaluate



Industry & Market

Healthy Snacking is Accelerating

The global health crisis has accelerated the movement towards functional and nutritious snacking

Snacks Consumed Daily


Do not snack
1-2
3+
20%
42%
47%
2010
2015
2019

Search for Healthy Salty Snacks


I wish there more healthier options
64%
Nutritional information impacts my choice
54%
The ingredients listed impact my choice
51%

47%
of consumers want snacks low in sugar

39%
of consumers look for natural or organic products

7 out of 10
find better-for-you snacks appealing

40%
of consumers say that attributes like "unprocessed" and "natural" are important when selecting a snack

+5%
increase in low-sugar snack products YoY

44%
of consumers eat snacks instead of meals

40%
of consumers believe snacks are part of a healthy diet

64%
of consumers want to see more better-for-you snacks on restaurant menus

Sources: IRI 2019 Snacking Survey, IRI 52 weeks ending 12/29/19 v. Year Ago, Lightspeed/Mintel Consumer Survey – Salty Snacks – January 2019, IRI TSV Model, and The J.M. Smucker Co.

Bringing Healthy Snacking to Meat Snacks

Stryve is building a tribe of early adopters consisting of healthy snack seekers, many of whom are new to the meat snack category

TARGET CONSUMER: HEALTHY SNACK SEEKERS ("HSS")







	Fit & Focused	Disciplined & Dieters	Runners	Cyclists	Families in Motion
Median Age:	40	47	34	45	39
Gender:	Skews female	Skews female	Mixed	Skews male	Mixed
Family:	More likely to have kids	Avg. likelihood to have kids	More likely to have kids	Avg. likelihood to have kids	More likely to have kids
Median HHI:	$86K	$70K	$99K	$87K	$73K
HSS Segment:	44 million	31 million	26 million	24 million	58 million
% Users:	22%	23%	24%	24%	29%

Of the 183M Healthy Snack Seekers in the US, only 25% purchased a meat snack

Source: MRI-Simmons 2018 Consumer Segmentation, unduplicated

Stryve

Innovators are Disrupting Traditional Snacking

Stryve is disrupting the meat snack category with one of the only differentiated product the set has seen in decades. It's a better taste, better texture and better-for-you

Disruptive brands have been redefining traditional CPG snacking categories

SWEETS


HALO TOP
280
Hu
SIMPLE
DARK CHOCOLATE
SMART SWEETS

SALTY


SKINNY POP
POPCORN
popchips
barbeque
CAULIFLOWER
pretzels

PROTEIN


RXBAR
3 Egg Whites
6 Almonds
4 Cashews
2 Dates
No B.S.
ORIGINAL
Stryve
BEEF
BILTONG

Segmenting the Market Landscape of Meat Snacks

Based on protein density and sugar content, Stryve's portfolio of air-dried meats is one of the healthiest meat snacks in the market



High Protein
16 grams/ounce
High Sugar
10 grams/ounce
Low Sugar
0 grams/ounce
Low Protein
5 grams/ounce
Stryve
JACK LINK'S
CHEF'S CUT REAL JERKY
PERKY JERKY
EPIC
COUNTRY Archer PROVISIONS
KRAVE

Biltong vs. Traditional Jerky

Biltong is a better-for-you alternative to traditional jerky giving consumers more protein, zero sugar and zero additives in every serving

- ✓ **More Protein Per Oz.**
  Manufacturing process gives biltong 40-50% more protein per oz. compared to traditional jerky
- ✓ **Zero Sugar**
  Traditional jerkies have up to 10g of sugar per oz
- ✓ **All Natural, Never Cooked**
  Natural curing process is accomplished with beef, vinegar and spices
- ✓ **No Nitrates or Nitrites**
  Other jerkies use nitrates or nitrites to preserve color and flavor
- ✓ **No Preservatives**
  Shelf-stable with a 15-month shelf-life
- ✓ **Paleo and Keto Friendly**
  Biltong is perfect for those on paleo and keto diets given its all-natural, high-protein nature

	Protein per oz	Sugar per oz	Carbs per oz	No Nitrates, Nothing Artificial
Stryve	16g	0g	0g	✓
Jack Link's	11g	6g	6g	X
Old Trapper	11g	5g	6g	X
Tillamook	10g	7g	7g	X
Country Archer Jerky Co.	9g	4g	6g	X

Source: Company websites

Current Products

Our Air-Dried Meats Come In Multiple Formats, Flavors and Package Sizes

BILTONG

Sliced



Whole Biltong Slabs



MEAT STICKS

Meat Sticks AKA Droëwors



Chili Bites



South Africa

MEAT CRISPS

Chips / Crisps



North America

CARNE SECA

Sliced



Latin America


SPICY PERI PERI
Stryve
BEEF
BILTONG

Company Overview

Seasoned Management Team

Collectively, Stryve's leadership has deep experience in growing profitable businesses across many segments leading to several material exits for investors. Each member joined the Stryve family because they are extremely passionate about the Company's mission and believe that Stryve represents the unique alignment of a purpose-driven, high growth opportunity



Joe Oblas — **Co-Founder & Co-CEO**

- Prior to co-founding Stryve, Joe founded and successfully exited ProSupps, one of the fastest growing sports nutrition brands. He also co-founded Juice Stop which grew to 150 stores in 22 states prior to exiting the business



Jaxie Alt — **Co-CEO & Chief Marketing Officer**

- Prior to joining Stryve, Jaxie spent 17+ years at Dr Pepper Snapple Group where she served as Co-Chief Marketing Officer managing $10b+ in retail sales and $300mm+ in marketing spend



Alex Hawkins — **Chief Operating Officer & Interim Chief Financial Officer**

- Prior to joining Stryve, Alex was an operationally focused Principal investor at Rosewood Private Investments, leading $400mm+ of transactions. He is a CFA Charterholder and previously spent time in asset management and process consulting



Bruce Boettner — **Chief Sales Officer**

- Prior to joining Stryve, Bruce served as VP of Sales at Humm Kombucha and previously spent 14+ years at Kashi, where he served as sales lead and scaled revenue to >$400M



Warren Pala — **Chief Manufacturing Officer**

- Warren founded, Braaitime, one of Stryve's early acquisitions. He pioneered commercial biltong production in the United States working closely with the USDA in the development of biltong specific standards



Ted Casey — **Chairman & Special Advisor**

- Prior to co-founding Stryve, Ted spent 16+ years as CEO of vertically-integrated Dymatize Nutrition, a company he founded and ultimately sold to Post in one of the largest sports nutrition exits in history

Stryve

Current Board of Directors

The Company is governed by an extremely accomplished Board of Directors each of whom brings a wealth of experience and knowledge from which Stryve can draw

Stryve Founders



Ted Casey

Founder of Dymatize Nutrition, a market leader in protein supplementation



Greg Bohlen

Co-Founder of Union Grove Venture Partners and board member of Beyond Meat



Peter Rahal

Founder and former CEO of RXBAR. Currently Managing Director of Litani Ventures



Joe Oblas

Founder of ProSupps, one of the fastest growing sports nutrition brands in the industry



Kevin Vivian

Former Senior Vice President and National Sales Director of Frito-Lay



Jake Capps

Founder of Meaningful Partners. Prior to that, he was a partner at Lion Capital



Gabe Carimi

Former NFL offensive lineman and Outland Trophy Winner from the University of Wisconsin



Bo Ramsey

Chief Investment Officer for Pendyne Capital



Lee Dunlap

Founder of Quest Events, a market leader in the special events industry

Note: Board composition subject to change as a result of the proposed transaction

Stryve's Brands Today



Stryve



Stryve BILTONG SNACKS

VACADILLOS

KALAHARI SNACKS

Braaitime



KALAHARI CRISPS
Air Dried Beef Chips
20g PROTEIN
ORIGINAL
ROSEMARY CITRUS



Braaitime
PERI PERI
Sliced Biltong
Nutrition Facts
Serving size 1 oz (28g)
Calories 90
OUR COMMITMENT
INGREDIENTS
Beef, Salt, Vinegar, Black Pepper, Coriander.
DIRECTIONS FOR USE

Disciplined, Metric Focused Marketing

Marketing strategy is focused on building awareness, driving trial, and supporting repeat purchases

Build Awareness


MEET THE STRYVE SQUAD

Forbes
To elevate your snack game without… bring along some biltong from Stryve

delish
Named Stryve on the list of "Best 16 Store Bought Keto Snacks Money Can Buy"

Parade
We like Stryve Beef Biltong because it has zero sugar, no MSG, gluten, nitrates or preservatives. It also comes in delicious flavors

Eat This, Not That!
Say hello to your new favorite high-protein, zero-sugar snack

Drive Trial


SHOPPER
MARKETING


2020
CHEFSBEST
AWARD
EXCELLENCE


2020
SNACKNATION
INSIGHTS
AWARDS
MEAT SNACK
EMERGING



Support Repeat


Email Marketing


SMS


INNOVATION


6:21
stryvebiltong
156 Posts
25.3K Followers
181 Following
Stryve Biltong
Stryve beef #biltong is what jerky Stryve's to be
High Protein. ZEROg sugar!
Meet the squad...more

Strong Retail Footprint…

STRYVE IN MARKET TODAY…

AND EXPANDING TOMORROW!

NEW IN 2021

Note: Logo's represent selected customers, not intended to be comprehensive

...With Massive Room to Grow

Company has significant headroom to expand its footprint even further

Grow Penetration in Existing Channels



(max all-commodity value)
61%
10%
Food
64%
11%
MULO(1)
45%
4%
Convenience
Stryve
Competitor Avg.(2)

Expand SKUs on Shelf



5
3
3
2
2
2
2
2
Opportunity Across All Accounts
Full Penetration
Kroger
Natural Grocers
Walmart
Sprouts
Wegman's
Meijer
Hannaford

Source: 52-week SPINs ending 12/27/2020

(1) "Multi Outlet", includes Food/Grocery, Drug, Mass Merchandisers, Walmart, Club Stores, Dollar Stores, etc.

(2) Competitor group includes: Jack Links, Slim Jim, Country Archer, and EPIC

Strong E-Commerce Momentum

In late 2019, the Company set strategic plans in motion to prioritize e-commerce as a top channel for growth in 2020. A key part of this plan was an official launch of Stryve.com in mid-April 2020

Stryve.com – Launched in 2020

- Stryve utilizes a data-driven approach to grow the e-commerce space with specific consumer segmentation and messaging tailored for each audience
- Recurring revenue is quickly compounding through intelligent e-mail flows and subscribe & save offerings
- Increased DTC revenues from ~$19,000 in 2019 to ~$3.6M in 2020

Amazon – Launched in 2019

- Stryve now has a 3% share of meat snacks on Amazon and is the #10 meat snack on Amazon
- 33% volume growth in 2020 driving almost $2M in sales
- 40% repeat rate in 2020

amazon.com

E-Commerce – 2020 Accumulated Gross Revenue



Stryve.com
Amazon
($ in thousands)
$152
$295
$484
$445
$678
$548
$1,408
$685
$722
$2,209
$834
$1,376
$2,774
$1,016
$1,759
$3,343
$1,181
$2,162
$3,817
$1,334
$2,482
$4,199
$1,496
$2,703
$4,764
$1,688
$3,076
$5,493
$1,892
$3,601
January
February
March
April
May
June
July
August
September
October
November
December
Stryve.com Testing & Analytics
Stryve.com Launch Results

Source: ClearCut Analytics: Category Analysis, Dried Meats, ClearCut Analytics: Category Analysis, Biltong

Stryve

Vertical Integration

Stryve's manufacturing facility is the largest USDA approved air-dried meat manufacturing facility in the US, allowing the Company to scale with minimal additional capital expenditures

$100M	Largest USDA Approved	>$10M	SQF Level II
Facility Capacity(1)	Air-Dried Meat Manufacturing Facility	Invested into Facility	Food Safety Certification

Regulation Creates Barriers to Entry

- USDA has been extremely restrictive on approving facilities
- Importation of processed meat is prohibited limiting international competition
- Management is aware of only one air-dried meat facility capable of commercial production – a facility that is one-third the size of Stryve's

Flexibility & Value Protection

- Excess capacity for contract or private label customers creates value floor for investors assessing downside risk
- Scarcity of manufacturing capacity for air dried beef in the U.S. makes Stryve's facility a uniquely valuable asset





Spray Beef with Vinegar



Cut Beef into Slabs



Mix Slabs with Spices



Air Dry



Thinly Slice Slabs



Package Sliced Meats

(1) Modest drying room expansion may be required to reach capacity figure presented. Building was designed to facilitate future expansion for minimal capital expenditure


Stryve

Financials and Transaction Overview

2021 Gross Revenue Forecast Bridge

Clear growth path to achieve >$50 million in 2021


($ in millions)
$18.2
$3.6
$2.6
$11.2
$7.3
$3.0
$3.1
$1.9
$50.8
2020A Gross Revenue (1) (2)
Kalahari (2020A) (1)
Kalahari 2021F Incremental Growth
New Distribution
Vacadillos Launch
New Private Label
Stryve E-Commerce Growth
Full-Year Benefit
2021F Gross Revenue

Note: Forecasts represent management's estimates and are subject to change are not a guarantee of performance. Many factors outside the control of the Company can affect realization of the illustrative projections shown in this presentation

(1) Actuals are unaudited, preliminary, and are subject to adjustment
(2) Does not include Kalahari 2020A gross revenue

Financial Projections

The Company's investment in vertical integration pays significant dividends once the facility is fully utilized with forecasted EBITDA margin exceeding 15% in 2022

Financial Forecast


($ in millions)
Gross Revenue
Adj. EBITDA
Gross Profit %
$13
18%
($13)
2019A(1)
$18
28%
($11)
2020A(1)
$51
46%
($2)
2021F
$103
52%
$15
2022F
~$161
~52%
~$32
Mid-Term Target

Key Takeaways

- ✓ 2020 actuals exclude Kalahari. Full-year gross revenue for Kalahari estimated to be ~$3.6M
- ✓ Category size and demand for innovation pave the way for long-term growth
- ✓ Vertical integration supports attractive margins
- ✓ Direct-to-Consumer and consumable products provide recurring base
- ✓ Fixed vs. variable cost structure supports significant operating leverage
- ✓ Assumes no acquisitions

Note: Forecasts represent management's estimates and are subject to change are not a guarantee of performance. Many factors outside the control of the Company can affect realization of the illustrative projections shown in this presentation

(1) Actuals are unaudited, preliminary, and are subject to adjustment

Path to Profitability

The Company has been aggressively executing a multi-factor plan to materially improve its profitability and cash flow since late 2019

GROSS MARGIN	• Product cost savings through strategic raw material sourcing • Lean manufacturing and process improvements to drive production yields
SALES & MARKETING	• Focused marketing spend on digital campaigns with measurable ROI • Optimized marketing spend to drive incremental revenue in highest margin channels • Private label business on a select basis to augment cash flow
PLATFORM BUILT	• Current leadership and infrastructure to support a >$200M revenue business • Increased volumes to enhance benefits of vertical integration

As a result of these efforts, **Stryve expects to reach profitability in mid-2021**

Significant Installed Capacity Provides Material Operating Leverage



($ in 000s)
Fixed Cost (%)
EBITDA
Percent of Net Revenue (%)
60%
50%
40%
30%
20%
10%
0%
(10%)
(20%)
(30%)
63.9%
41.5%
27.0%
23.3%
18.2%
($4,900)
($4,200)
$2,600
$4,500
$10,200
2H'20
1H'21
2H'21
1H'22
2H'22
$11,500
$9,000
$6,500
$4,000
$1,500
($1,000)
($3,500)
($6,000)
EBITDA

We Are Changing The Way America Snacks

Stryve Brands Today



Stryve
VACADILLOS
KALAHARI SNACKS
Braaitime
Nutrition Facts

Platform Expansion Opportunity

Stryve will continue to expand by capitalizing on the strengths of its existing business, while staying true to its mission

Platform Expansion Filters

- Large, fragmented category
- Category has several big CPG players
- White space for health-driven innovation
- Category has underdeveloped channels or target consumers
- Category is e-commerce friendly



OTHER SNACK CATEGORIES
SAVORY SNACKS
MEAT SNACKS
TRAIL MIX
DRIED FRUIT
COOKIES
BARS
GRAINS
DRIED VEGETABLES
CRACKERS
CHIPS
NUTS
SEEDS
Stryve
VACADILLOS
Braaitime

Path to Profitability

The Company has been aggressively executing a multi-factor plan to materially improve its profitability and cash flow since late 2019

GROSS MARGIN	- Product cost savings through strategic raw material sourcing - Lean manufacturing and process improvements to drive production yields
SALES & MARKETING	- Focused marketing spend on digital campaigns with measurable ROI - Optimized marketing spend to drive incremental revenue in highest margin channels - Private label business on a select basis to augment cash flow
PLATFORM BUILT	- Current leadership and infrastructure to support a >$200M revenue business - Increased volumes to enhance benefits of vertical integration

As a result of these efforts, **Stryve expects to reach profitability by July 2021**

Significant Installed Capacity Provides Material Operating Leverage



Fixed Cost (%)
EBITDA ($k)
Percent of Net Revenue (%)
EBITDA ($k)
2H'20
1H'21
2H'21
1H'22
2H'22
41.6%
27.0%
23.3%
18.2%
($4,900k)
($4,200k)
$10,200k

Seasoned Management Team

Collectively, Stryve's leadership has deep experience in growing profitable businesses across many segments leading to several material exits for investors. Each member joined the Stryve family because they are extremely passionate about the Company's mission and believe that Stryve represents the unique alignment of a purpose-driven, high growth opportunity.



Joe Oblas — **Co-Founder & Co-CEO**

- Prior to co-founding Stryve, Joe founded and successfully exited ProSupps, one of the fastest growing sports nutrition brands. He also co-founded Juice Stop which grew to 150 stores in 22 states prior to exiting the business



Jaxie Alt — **Co-CEO & Chief Marketing Officer**

- Prior to joining Stryve, Jaxie spent 17+ years at Dr Pepper Snapple Group where she served as Co-Chief Marketing Officer managing $10b+ in retail sales and $300mm+ in marketing spend



Alex Hawkins — **Interim Chief Financial Officer & Chief Operating Officer**

- Prior to joining Stryve, Alex spent 7+ years at Rosewood Private Investments where he was an operationally focused Principal investor leading $400mm+ of transactions. He previously spent time in asset management and process consulting and is a CFA Charterholder



Bruce Boettner — **Chief Sales Officer**

- Prior to joining Stryve, Bruce served as VP of Sales at HUM Kombucha and previously spent 14+ years at Kashi, where he served as sales lead and scaled revenue to >$400M



Warren Pala — **Chief Manufacturing Officer**

- Warren founded Braaitime, one of Stryve's early acquisitions. He pioneered commercial biltong production in the United States working closely with the USDA in the development of biltong specific standards



Ted Casey — **Chairman & Special Advisor**

- Prior to co-founding Stryve, Ted spent 18+ years as CEO of vertically-integrated Dymatize Nutrition, a company he founded and ultimately sold to Post in one of the largest sports nutrition exits in history

Transaction Overview

($ in millions, except share values)

Sources[1]		Uses	
Andina Acquisition Corp III Cash Held in Trust[2]	$14	Cash to Balance Sheet	$58
Sellers' Equity Roll-Over	117	Sellers' Equity	117
PIPE & Convertible Bridge Note - Common[3]	53	Transaction Fees[4]	9
Total Sources	**$184**	**Total Uses**	**$184**

Pro Forma Valuation[5]

Pro Forma Shares Outstanding	21.43
Share Price	$10.00
Implied Equity Value	**$214**
Cash on Balance Sheet at Closing	(58)
Estimated Debt at Close[6]	13
Implied Total Enterprise Value	**$170**
Pro forma EV / 2021F Net Revenue	*3.7x*
Pro forma EV / 2021F Gross Profit	*8.1x*
Pro forma EV / 2022F Net Revenue	*1.8x*
Pro forma EV / 2022F Gross Profit	*3.6x*

Illustrative Pro Forma Ownership



Founder Shares, 6.3%
SPAC Private Placement Shares (from IPO), 1.9%
SPAC Public Shareholders (Including Rights, PIPE, Conv. Note), 37.2% (8)
Roll-over Equity shares for Company Shareholders, 54.6% (7)

(1) The amounts from the various sources of cash may change based on (i) the amount of Public Stockholder redemptions prior to closing, and (ii) the then current markets for equity and debt financing
(2) Current cash in Trust is approximately $13.5M. Cash in Trust at Closing assumes redemptions of 0%
(3) Total capital raised of ~$53M, comprised of (i) $42.5M PIPE at $10.00 per share funded at Business Combination and (ii) $10.6M unsecured convertible bridge note to be converted into equity at $8.00 per share at Business Combination
(4) Estimated SPAC related expenses, such as underwriter business combination fees, PIPE, legal and other expenses, and expenses of the Company
(5) Assumes that there are no adjustments to Sellers Consideration; Assumes Insider shares and Private Rights to be reduced at Closing by 50%. Private Warrants also restructured by 50%
(6) Debt at Closing estimated using (i) 2020YE non-convertible debt of $21.8M; adjusted by (ii) PPP loan forgiveness of about $1.7M; (iii) expected sale-lease back transaction of property for $7M
(7) Does not include shares of the equity incentive plan to be submitted for approval of shareholders of 12.5% of shares outstanding at Closing
(8) Does not include 10.8M public warrants exercisable at $11.50 per share. Public Warrants have a non-cash exchange call option at $18.00 per share, which is equivalent to about 4M shares

Public Comparable Companies

Stryve

EV / 2021F Revenue(1)



29.0x
19.6x
14.2x
8.7x
7.5x
4.3x
3.6x
3.7x
CELSIUS
BEYOND MEAT
freshpet
LAIRD SUPERFOOD
Simply Good FOODS COMPANY
Stryve(1)

EV / 2022F Revenue(1)



22.5x
13.0x
11.1x
5.9x
5.5x
3.4x
3.3x
1.8x
CELSIUS
BEYOND MEAT
freshpet
LAIRD SUPERFOOD
Simply Good FOODS COMPANY
Stryve(1)

Source: Industry research as of 1/26/2021

(1) EV assumes "Pro Forma Implied Total Enterprise Value" indicated on page 31

Public Comparable Companies *(cont.)*

2019A – 2022F Revenue CAGR



68.4%
53.1%
47.0%
43.0%
30.5%
29.6%
21.9%
103.5%
LAIRD SUPERFOOD
BEYOND MEAT
CELSIUS
freshpet
Simply Good FOODS COMPANY
Stryve

2021F EBITDA Margin



19.3%
16.2%
9.9%
9.0%
4.8%
4.5%
N/A
12.1%
Simply Good FOODS COMPANY
freshpet
CELSIUS
BEYOND MEAT
LAIRD SUPERFOOD
Stryve (1)

Source: Industry research as of 1/26/2021

(1) Stryve EBITDA Margin for December 2021F, as the Company is projecting its first month of profitability to be in mid-2021

Appendix

Stryve

Andina Acquisition Corp. III Overview

$108M	$14M	$500M+
January 2019 Initial Public Offering	Cash-in-Trust as of November 2020	Total Enterprise Value of Andina I / II Transactions

100+	2	>80
Acquisition Targets Evaluated Since Andina I	Successful SPAC Business Combinations	Years Combined M&A and Finance Experience

Previous SPAC Transactions

Andina Acquisition I / Lazydays – The RV Authority

- Premier RV dealership destination with nationally recognized brand
- Over $550M in revenue in 2016
- $204M pro forma enterprise value

Andina Acquisition Corp / Tecnoglass

- Vertically-integrated provider of glass and aluminum products
- #1 glass transformation company in Colombia with 40% market share
- LTM June 2013 total revenue of $180M
- $313M pro forma enterprise value

Leadership Team



B. LUKE WEIL
Chairman

- Chairman and Founder of Andina II and Founder of Andina I
- Previously, Head of Int'l Business Development for Scientific Games Corp.
- Started career in Investment Banking Division of Bear Stearns



JULIO TORRES
CEO, Director

- CEO of Andina II and co-CEO of Andina I
- Former Director General of Public Credit and the Treasury with the Colombian Ministry of Finance
- Previously held positions at Nexus Capital Partners and J.P. Morgan



MAURICIO ORELLANA
CFO, Director

- CFO of Andina II and M&A Consultant to Andina I
- Managing Director at Cori Capital Partners
- Previously held positions at Stephens (MD, Latin America Team), the Latin American Infrastructure Fund and the Inter-American Investment Corp.



MAYA HERNANDEZ
Treasurer

- Treasurer and Secretary of Andina II and initial investor in Andina I
- Former Senior Currency Strategist for Latin America, and lead Macro-Economic and Political Analyst for the Andean Region at HSBC

Stryve

Resilient Through COVID

Stryve has worked diligently to ensure the safety of its employees while taking advantage of opportunities presented as a result of disruptions. Sales exceed pre-COVID levels

Revenue

- **Retail**: Stryve saw an initial spike in sell-through as a result of pantry-loading in mid-March followed by a sharp decline in sell-through beginning early-April primarily attributable to a decline in retail store traffic. **As of year-end 2020, sell-through at key retailers has largely returned to pre-COVID levels despite no demo activity**
  - Given the Company's vertical integration, Stryve was able to move quickly to steal placements from brands experiencing supply chain disruptions
  - Stryve's sales team continues to secure incremental placements throughout the U.S. virtually

- **E-Commerce**: Stryve was in the middle of a planned e-commerce launch and shift to digital marketing as the pandemic began. All retail sales declines attributable to COVID have been more than offset by this well executed e-commerce strategy

Operations

- The Company's COVID-19 task force quickly implemented strict precautions at Stryve's Madill, OK facility while HQ employees began working remotely. Demo activity ceased and sales travel has been put on hold in favor of virtual appointments.

Supply Chain

- Thorough supply-chain assessment confirmed continuity. Company's beef and packaging supply chain have seen no disruptions

Disclaimer

This presentation (the "Presentation") contemplates a business combination (the "Transaction") involving Andina Acquisition Corp. III ("Andina") and Stryve Foods LLC ("Stryve"). Completion of the Transaction is subject to, among other matters, each of Andina and Stryve entering into a definitive agreement with respect to the Transaction and completing their due diligence investigation of the other, approval by Andina stockholders and other closing conditions to be included in a definitive agreement. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the Transaction will be consummated on the terms or timeframe currently contemplated, or at all. This Presentation is subject to updating, completion, revision, verification and further amendment. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice.

No Offer or Solicitation

This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. The information contained in this Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed Transaction and for no other purpose.

Forward Looking Statements

Certain statements made in this Presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, future financial condition and performance of Stryve and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, the PIPE transaction, the level of redemptions of Andina's public stockholders and the products and markets and expected future performance and market opportunities of Stryve. When used in this Presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) Andina's and Stryve's inability to enter into a definitive agreement with respect to the proposed business combination transaction or to complete the transactions contemplated by the non-binding letter of intent executed by Andina and Stryve; (ii) matters discovered by the parties as they complete their respective due diligence investigation of the other; (iii) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Andina shareholders; (iv) the ability to meet the listing standards of The Nasdaq Stock Market following the consummation of the transactions contemplated by the proposed business combination; (v) costs related to the proposed business combination; (vi) expectations with respect to future operating and financial performance and growth, including when Stryve will become cash flow positive; (vii) Stryve's ability to refinance its outstanding indebtedness; (viii) Stryve's ability to execute its business plans and strategy; (ix) the risk that the Transaction may not be completed by Andina's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Andina, (x) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the combination agreement by the stockholders of Andina, the satisfaction of the minimum cash requirements of the combination agreement following any redemptions by Andina's public stockholders, (xi) the inability to complete the PIPE transaction, (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the combination agreement, (xiii) the outcome of any legal proceedings that may be instituted against Stryve or Andina related to the Transaction, (xiv) changes in the competitive and regulated industries in which Stryve operates, variations in operating performance across competitors, changes in laws and regulations affecting Stryve's business and changes in the combined capital structure, (xv) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities, and other risks and uncertainties described from time to time in filings with the SEC, including Andina's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading "Risk Factors" and other documents of Andina filed, or to be filed, with the SEC. The foregoing list of factors is not exhaustive. Andina and Stryve expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Andina's and Stryve's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Neither Stryve nor Andina gives any assurance that either party or the combined company will achieve its expectations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Andina and Stryveor the date of such information in the case of information from persons other than Andina or Stryve, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Disclaimer *(cont.)*

Use of Projections

This Presentation contains financial forecasts with respect to, among other things, Stryve's production capacity, product pipeline, costs, indebtedness and certain ratios and other metrics derived therefrom for the fiscal years 2020 through 2023. These unaudited financial projections have been provided by Stryve's management, and Stryve's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by Stryve or Andina that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of Andina or Stryve or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Non-GAAP Financial Measures

This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Stryve's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Stryve's presentation of these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of Andina, Stryve or their respective affiliates and any third parties that provide information to Andina or Stryve, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of Andina, Stryve or their respective affiliates and any third parties that provide information to Andina or Stryve, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of Andina, Stryve or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed Transactions described herein, a full description of the terms of the Transaction will be provided in a proxy statement/prospectus for Andina's shareholders to be filed with the U.S. Securities and Exchange Commission (the "SEC"). Andina urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Company, Stryve and the proposed business combination transaction. The definitive proxy statement/prospectus will be mailed to shareholders of Andina as of a record date to be established for voting on the proposed transaction. Shareholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the SEC's website at www.sec.gov or by directing a request to: Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina1012, Bogotá, Colombia.

Participants in Solicitation

Andina and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Andina shareholders in connection with the potential transaction described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Andina's directors in the Proxy Statement, which was filed with the SEC on January 4, 2020 and will also be contained in the proxy statement/prospectus relating to the proposed Transaction when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Stryve

BILTONG SNACKS